UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest reported) October 4, 2002
                               ------------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


              Iowa                       0-25551                94-2213782
-------------------------------       -------------        --------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)


666 Grand Avenue, Des Moines, Iowa                                50309
----------------------------------                             ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300
                                                     --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Today MidAmerican Energy Holdings Company announced that on October 4, 2002, it completed the sale of $200 million in aggregate principal amount of its 4.625% senior notes due October 1, 2007, and $500 million in aggregate principal amount of its 5.875% notes due October 1, 2012.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1 - Press Release dated October 4, 2002


FORWARD-LOOKING STATEMENTS

     This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may", "will", "could", "project", "believe", "anticipate", "expect", "estimate", "continue", "potential", "plan", "forecast" and similar terms. These statements represent the Company's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside the Company's control and could cause actual results to differ materially from such forward-looking statements.

     These factors include, among others, general economic and business conditions in the jurisdictions in which the Company's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting the Company or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in the Company's SEC filings or in other publicly disseminated written documents.

     The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY



                                    /s/  Paul J. Leighton
                                    -------------------------------------------
                                    Paul J. Leighton
                                    Vice President, Assistant General Counsel
                                    and Assistant Secretary


Date:  October 4, 2002

                                 EXHIBITS INDEX

Exhibit
Number      Exhibit
-------     -------

 99.1        Press Release dated October 4, 2002

                                                                    Exhibit 99.1


    FOR IMMEDIATE RELEASE
For more information, contact:
Kevin Waetke, Director of Corporate Communications            (515) 281-2785

           MidAmerican Closes on Sale of $700 Million of Senior Notes

     Des Moines, Iowa - Oct. 4, 2002 - MidAmerican Energy Holdings Company announced today that it completed the sale of $200 million in aggregate principal amount of its 4.625% senior notes due October 1, 2007, and $500 million in aggregate principal amount of its 5.875% notes due October 1, 2012.

     The notes were sold to qualified institutional buyers pursuant to Rule 144A and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. The securities are not registered under the Securities Act of 1933, as amended, or applicable state securities laws.

     MidAmerican Energy Holdings Company is based in Des Moines, Iowa, and is a privately owned global provider of energy services. Through its energy-related business platforms - MidAmerican Energy, Northern Natural Gas, Kern River Gas Transmission, Northern Electric and Yorkshire Electricity, CalEnergy Generation
- Domestic, and CalEnergy Generation - Foreign - MidAmerican provides electric and natural gas service to more than 5 million customers worldwide. Information on MidAmerican is available on the Internet at www.midamerican.com. Information on HomeServices of America, Inc., the company's wholly owned residential real estate brokerage business, is available on the Internet at www.homeservices.com.